UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2015

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Company and its Banks Amend Credit Agreement

Manitex International, Inc. (the “Company”) and certain of its subsidiaries currently have a credit agreement (the “Credit Agreement”) with Comerica Bank and Fifth Third Bank (the “Banks”). On March 25, 2015, the Company and the Banks entered into Amendment No. 1 to the Credit Agreement (the “Amendment”). The principal modifications to the Credit Agreement resulting from the Amendment are as follows:

•	an additional interest rate option was made available to the Canadian borrower with respect to the Canadian line of credit;

•	the Banks consented to the Company’s request that it be permitted to prepay $2,000,000 of principal under the Company’s outstanding term loan with the Banks, which payments would otherwise have been due on each of April 1, 2015, July 1, 2015, October 1, 2015 and January 1, 2016; and

•	the Consolidated Fixed Charges and Excess Cash Flow requirements under the Credit Agreement shall be calculated assuming the term loan was paid in accordance with the term loan’s regular payment schedule.

The above summary of the Amendment is qualified in its entirety by reference to the copy of such Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: March 27, 2015

EXHIBIT INDEX

Exhibit Number

10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of January 9, 2015, by and among Manitex International, Inc., Manitex, Inc., Manitex Sabre, Inc., Badger Equipment Company and Manitex Load King, Inc. as the U.S. Borrowers, Manitex Liftking ULC, as the Canadian Borrower, the other persons party thereto that are designed as credit parties, Comerica Bank, for itself as U.S. Revolving Lender, a U.S. Term Lender, the U.S. Swing Line Lender and a U.S. L/C Issuer and as U.S. Agent for all lenders, Comerica through its Toronto branch, for itself, as a Canadian Lender and the Canadian Swing Line Lender and as Canadian Agent for all Canadian lenders, the other financial institutions party thereto, as lenders, Comerica Bank as Administrative Agent, Sole Lead Arranger and Sole Bookrunner.